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                                  EXHIBIT 99.1

                               DISTRIBUTION REPORT
                                       FOR
                        PREFERREDPLUS TRUST SERIES VER-1

                                DISTRIBUTION DATE
                                DECEMBER 1, 2004

                         CLASS A CUSIP NUMBER 740434717
                         CLASS B CUSIP NUMBER 740434691

        (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Verizon Global Funding Corp. Notes (the "Underlying Securities"):

                             Interest:                        $2,906,250.00
                             Principal:                                0.00
                             Premium:                                  0.00

       (ii) the amounts of compensation received by the Trustee, for the period relating to such Distribution Date:

                             Paid by the Trust:                       $0.00
                             Paid by the Depositor:               $1,000.00

      (iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates of each such Class and the amount of aggregate unpaid interest accrued as of such Distribution Date:

                         Class A:
                             Interest:                        $2,859,375.00
                             Principal:                               $0.00

                             Unpaid Interest Accrued:                 $0.00


                         Class B:
                             Interest:                           $46,875.00
                             Principal:                               $0.00

                             Unpaid Interest Accrued:                 $0.00



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       (iv)  the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date, and the current rating assigned to the Certificates.

                             Principal Amount:                  $75,000,000
                             Interest Rate:                     7.75%
                             Rating:
                                    Moody's Investor Service             A2
                                    Standard & Poor's Rating Service     A+

        (v) the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

                             Class A: ($25 Stated Amount)
                             Principal Balance:              $75,000,000.00
                             Reduction:                                  (0)
                                                             --------------
                             Principal Balance 12/1/04:      $75,000,000.00


                             Class B: ($25 Notional Amount)
                             Principal Balance:              $75,000,000.00
                             Reduction:                                  (0)
                                                             --------------
                             Principal Balance 12/1/04:      $75,000,000.00